UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2019 (June 11, 2019)

HILL INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	HIL	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 11, 2019, Hill International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the proposals voted upon at the Annual Meeting and the final voting results.

As of the close of business on April 15, 2019, the record date for the Annual Meeting, 55,659,788 shares of the Company’s common stock, par value $0.0001 per share, were outstanding and entitled to vote. 39,832,543 shares of Common Stock were voted in person or by proxy at the Annual Meeting, representing 71.56% percent of the shares entitled to be voted. For Proposal 1, nominees receiving a majority of votes cast “for” their election will be elected as a director; the votes cast “for” a nominee must exceed the votes cast "withheld" for such nominee. For Proposal 2, the votes cast “for” such proposal must exceed the votes cast “"against” such proposal in order for the proposal to pass.

Proposal 1 - Election of Directors. The Company’s stockholders elected David Sgro, Grant G. McCullagh and Sue Steele to serve on the Board of Directors until the Company’s Annual Meeting of Stockholders in 2022 and Paul J. Evans to serve on the Board of Directors until the Company’s Annual Meeting of Stockholders in 2020, and until their successors have been duly elected or appointed, as set forth below.

Director	For	Withhold	Broker Non-Votes

David Sgro	29,950,670	9,881,873	—
Grant G. McCullagh	35,174,900	4,657,643	—
Sue Steele	35,180,140	4,652,403	—
Paul J. Evans	26,384,664	13,447,879	—

Proposal 2 - Advisory Vote on Named Executive Officer Compensation. The Company’s stockholders approved, on an advisory basis, the compensation paid to named executive officers.

For	Against	Abstain	Broker Non-Votes

35,326,729	4,472,969	32,845	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ William H. Dengler, Jr.
	Name:	William H. Dengler, Jr.
Dated: June 14, 2019	Title:	Executive Vice President and Chief Administrative Officer